UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2004

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31135	04-3209022
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina	27703-8466
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 941-9777

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On March 30, 2004 the Board of Directors of Inspire Pharmaceuticals, Inc. approved and adopted the Amended and Restated Bylaws in the form included with this Current Report as Exhibit 4.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(C) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.	Exhibit
4.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspire Pharmaceuticals, Inc.

By:	/s/ Gregory J. Mossinghoff
Gregory J. Mossinghoff
President and Secretary

Dated: April 15, 2004